Exhibit 10.36

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER 6 TO GROUP PURCHASING AGREEMENT

CONTRACT #:     PP-NS-347

Product Category:         Pulse Oximeters

Extension of Term

This Amendment Number 6 (“Amendment”), is entered into effective January 1, 2009 (the “Effective Date”), and shall amend and modify the Group Purchasing Agreement (Contract #: PP-NS-347) by and between Premier Purchasing Partners, L.P. (“Purchasing Partners”), and Masimo Americas, Inc. (“Seller”), dated effective March 1, 2006 (the “Agreement”), as follows:

1. Extension of Term of Contract. Article 1.0 of the Agreement is hereby amended such that the term of the Agreement shall be extended until March 31, 2009 (the “Expiration Date”). The Agreement shall remain in effect until the Expiration Date, unless earlier terminated pursuant to the terms of the Agreement.

2. Other Terms and Conditions. All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is hereby executed as of the Effective Date by the parties’ authorized representatives set forth below.

PREMIER PURCHASING PARTNERS, L.P. (“Purchasing Partners”)		Masimo Americas, Inc.
(“Seller”)

By:	PREMIER PLANS, L.L.C.,
Its General Partner

By:	/s/ John H. Biggers, Jr.	By:	/s/ Jim Beyer

Printed Name:	John H. Biggers, Jr.	Printed Name:	Jim Beyer

Title:	Group Vice President, Sourcing	Title:	Vice President, National Accounts

By:	/s/ John W. Hargette

Printed Name:	John W. Hargette

Title:	Vice President, Sourcing